SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]         Preliminary Proxy Statement
[ ]         Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
[X]         Definitive Proxy Statement
[ ]         Definitive Additional Materials
[ ]         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THERMO ELECTRON CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

[THERMO LOGO]

81 Wyman Street
Waltham, MA 02451



                                                                   April 8, 2004




Dear Stockholder:

         You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Thermo Electron Corporation, which will be held on Tuesday, May 18, 2004, at 2:00 p.m. (Eastern time) at the InterContinental The Barclay New York, 111 East 48th Street, New York, New York.

         The notice of meeting, proxy statement and proxy card enclosed with this letter describe the specific business to be acted upon at the meeting. The Company's 2003 Annual Report to Stockholders is also enclosed with this letter.

         It is important that your shares of the Company's common stock be represented and voted at the meeting regardless of the number of shares you may hold. Whether or not you plan to attend the meeting in person, you can ensure your shares of the Company's common stock are voted at the meeting by submitting your instructions by telephone, the Internet, or in writing by returning the enclosed proxy card. Please review the instructions in the enclosed proxy statement and proxy card regarding each of these voting options.

         Thank you for your continued support of the Company.



                                        Yours very truly,

                                        /s/ Marijn E. Dekkers

                                        MARIJN E. DEKKERS
                                        President and Chief Executive Officer

[THERMO LOGO]

81 Wyman Street
Waltham, MA 02451


                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

                           To be held on May 18, 2004


                                                                   April 8, 2004


To the Holders of the Common Stock of
THERMO ELECTRON CORPORATION


         Notice is hereby given that the 2004 Annual Meeting of the Stockholders of Thermo Electron Corporation ("Thermo Electron" or the "Company") will be held on Tuesday, May 18, 2004, at 2:00 p.m. (Eastern time) at the InterContinental The Barclay New York, 111 East 48th Street, New York, New York. The purpose of the meeting is to consider and take action upon the following matters:

          1. Election of three directors, constituting the class of directors to be elected for a three-year term expiring in 2007.

          2.   Ratification    of   the   Audit    Committee's    selection   of
               PricewaterhouseCoopers LLP as the Company's independent auditors for 2004.

          3. A stockholder proposal regarding performance and time-based restricted stock, if presented by its proponent at the meeting.

          4. Such other business as may properly be brought before the meeting and any adjournment thereof.

         Stockholders of record at the close of business on March 26, 2004 are the only stockholders entitled to notice of and to vote at the 2004 Annual Meeting of Stockholders.

         This notice, the proxy statement and proxy card enclosed herewith are sent to you by order of the Board of Directors of the Company.


                                           By Order of the Board of Directors,

                                           /s/ Seth H. Hoogasian

                                           SETH H. HOOGASIAN
                                           Vice President, General Counsel and
                                           Secretary





                                    IMPORTANT

Whether or not you intend to attend the meeting in person, please ensure that your shares of the Company's common stock are present and voted at the meeting by submitting your instructions by telephone, the Internet, or in writing by completing, signing, dating and returning the enclosed proxy card to our transfer agent in the enclosed self-addressed envelope, which requires no postage if mailed in the United States.

[THERMO LOGO]

81 Wyman Street
Waltham, MA 02451


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 18, 2004


         This proxy statement is furnished in connection with the solicitation of proxies by Thermo Electron Corporation ("Thermo Electron" or the "Company") on behalf of the Board of Directors of the Company (the "Board of Directors") for use at the 2004 Annual Meeting of Stockholders to be held on Tuesday, May 18, 2004, at 2:00 p.m. (Eastern time) at the InterContinental The Barclay New York, 111 East 48th Street, New York, New York and any adjournments thereof. The mailing address of the principal executive office of the Company is 81 Wyman Street, Waltham, Massachusetts 02451. This proxy statement and enclosed proxy card are being first furnished to stockholders of the Company on or about April 8, 2004.



           INFORMATION ABOUT THE ANNUAL MEETING AND VOTING PROCEDURES

Purpose of Annual Meeting

         At the 2004 Annual Meeting of Stockholders, stockholders entitled to vote at the meeting will consider and act upon the matters outlined in the notice of meeting accompanying this proxy statement, including the election of three directors constituting the class of directors to be elected for a three-year term expiring in 2007, the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2004, and one stockholder proposal, if presented by its proponent at the meeting.


Voting Securities and Record Date

         Only stockholders of record at the close of business on March 26, 2004, the record date for the meeting, are entitled to vote at the meeting or any adjournments thereof. At the close of business on March 26, 2004, the outstanding voting securities of the Company consisted of 165,302,014 shares of the Company's common stock, par value $1.00 per share ("Common Stock"). Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted.


Quorum

         The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of the Common Stock entitled to vote at the meeting will constitute a quorum for the transaction of business at the meeting. Votes of stockholders of record present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purpose of determining whether a quorum exists.


Manner of Voting

         Stockholders of Record

         Shares entitled to be voted at the meeting can only be voted if the stockholder of record of such shares is present at the meeting, returns a signed proxy card, or authorizes proxies to vote his or her shares by telephone or over the Internet. Shares represented by valid proxy will be voted in accordance with your instructions. If you choose to vote your shares by telephone or over the Internet, you should follow the instructions provided on the proxy card. In voting by telephone or over the Internet, you will be allowed to confirm that your instructions have been properly recorded.

         Participants in the Thermo Electron Choice Plan

         If you hold your shares through the Thermo Electron Choice Plan (the "Plan"), your proxy represents the number of shares in your Plan account. For those shares in your Plan account, the proxy card will serve as a voting instruction for the trustee of the Plan. If you do not provide voting instructions to the trustee, your shares will not be voted by the trustee on your behalf.

         Beneficial Stockholders

         If you hold your shares through a broker, bank or other representative ("broker or representative"), you can only vote your shares in the manner prescribed by the broker or representative. Detailed instructions of a broker or representative will generally be included with your proxy material. These instructions may also include information on whether your shares can be voted by telephone or over the Internet. If you choose to vote your shares by telephone or over the Internet, you should follow the instructions provided by the broker or representative.


Voting and Revocability of Proxies

         If you sign and return your proxy card or vote by telephone or over the Internet without indicating specific choices, your shares will be voted FOR the nominees for directors, FOR the ratification of the selection of independent auditors for 2004, and AGAINST the stockholder proposal. Should any other matter be properly presented at the meeting, the persons named in the proxy card will vote on such matter in accordance with their judgment.

         If you sign and return your proxy card marked "abstain" or "withhold" on any proposal or choose the same options when voting by telephone or over the Internet, your shares will not be voted on that proposal and will not be counted as votes cast in the final tally of votes with regard to that proposal. However, your shares will be counted for purposes of determining whether a quorum is present.

         If you hold your shares as a beneficial owner rather than a stockholder of record, your broker or representative may only vote the shares that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, that broker or representative may vote on certain matters for which it has discretionary voting authority. If that broker or representative cannot vote on a particular matter because it does not have discretionary voting authority, this is called a "broker non-vote" on that matter.

         If there is a broker non-vote on any proposal, your shares will not be voted on that proposal and will not be counted as votes cast in the final tally of votes with regard to that proposal. However, your shares will be counted for purposes of determining whether a quorum is present.

         A stockholder who votes his or her shares by telephone or Internet, or who returns a proxy card, may revoke the proxy at any time before the stockholder's shares are voted at the meeting by entering new votes by telephone or over the Internet, by written notice to the Secretary of the Company received prior to the meeting, by executing and returning a later dated proxy card prior to the meeting, or by voting by ballot at the meeting.


Vote Required for Approval

         The nominees for directors will be elected by a plurality of the votes of shares cast in person or by proxy and entitled to vote at the meeting. Withholding a vote for nominees and broker non-votes will not have an effect on the election of nominees for directors.

         For each other item, the affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting will be required for approval. Abstentions will have the same effect as a vote against the matter, and broker non-votes will not have an effect on the determination of whether stockholder approval of the matter has been obtained.

                                 - PROPOSAL 1 -

                              ELECTION OF DIRECTORS

         The number of directors constituting the full Board of Directors of the Company (the "Board of Directors") is fixed at eight. The Board of Directors is divided into three classes, one of which consists of two directors and the other two consist of three directors each. Each class is elected for a three-year term at successive Annual Meetings of Stockholders. In all cases, directors hold office until their successors have been elected and qualified, or until their earlier resignation, death or removal. Mr. Marijn E. Dekkers, Mr. Robert A. McCabe, and Mr. Robert W. O'Leary are listed below as nominees for the three-year term expiring at the 2007 Annual Meeting of Stockholders. Each of the nominees is currently a director of the Company. If any of the nominees is unavailable to serve as director, an event that is not anticipated, the persons named as proxies have full discretion to vote for any other persons who may be nominated.

Nominees and Incumbent Directors

         Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which they hold directorships. Information regarding their beneficial ownership of Common Stock is reported under the heading "Stock Ownership".

         Nominees for Directors Whose Term of Office Will Expire in 2007

[PHOTO]                        Marijn E. Dekkers

                               Mr. Dekkers, age 46, has been a director since July 2000 and the Company's president and chief executive officer since November 2002. He served as the Company's president and chief operating officer from July 2000 to November 2002. From June 1999 to July 2000, he served as the president of Honeywell International Inc.'s (formerly AlliedSignal Inc.) electronic materials division; and from August 1997 to May 1999, he served as vice president and general manager of its fluorine products division.


[PHOTO]                        Robert A. McCabe

                               Mr. McCabe, age 69, has been a director of the Company since 1962. He has been the chairman of Pilot Capital Corporation, an entity engaged in private investments, since 1998 and he served as its president from 1987 to 1998. Mr. McCabe is also a director of Church & Dwight Co., Inc.


[PHOTO]                        Robert W. O'Leary

                               Mr. O'Leary, age 60, has been a director of the Company since June 1998. He has been the chief executive officer and chairman of the board of directors of Valeant Pharmaceuticals International, a research-based global pharmaceutical company, since June 2002. From January 2001 to June 2002, he served as the chairman and chief executive officer of The Sagamore Group, a firm specializing in change management situations. Mr. O'Leary served as the president and chief executive officer of PacificCare Health Systems Inc., a managed health services company, from July 2000 to October 2000. From January 1996 until June 2000, he served as the chairman of Premier Inc., a strategic alliance of not-for-profit health care and hospital systems. From January 1996 until September 1998 he also served as chief executive officer of Premier Inc. Mr. O'Leary is also a director of Smiths Group PLC and Viasys Healthcare Inc.

         Incumbent Directors Whose Term of Office Will Expire in 2005

[PHOTO]                        John L. LaMattina

                               Dr. LaMattina, age 54, has been a director of the Company since January 2002. He has been senior vice president, Pfizer Inc., a pharmaceutical company, and president, Pfizer Global Research and Development, since October 2003. From April 2001 to October 2003, he served as vice president, Pfizer Inc.; executive vice president, Pfizer Global Research and Development; and president, Pfizer Worldwide Research and Technology Alliances. From August 1999 to April 2001, Dr. LaMattina served as senior vice president, Worldwide Discovery, Pfizer Central Research. From 1977 until August 1999, he held various positions of increasing responsibility in research and development at Pfizer Inc.


[PHOTO]                        Michael E. Porter

                               Dr. Porter, age 56, has been a director of the Company since July 2001. He has been the Bishop William Lawrence University Professor at the Harvard Business School since December 2000 and
                               C. Roland Christensen Professor of Business
                               Administration since 1990. Dr. Porter is a leading authority on competitive strategy and international competitiveness. Dr. Porter is also a director of Inforte Corp. and Parametric Technology Corporation.





         Incumbent Directors Whose Term of Office Will Expire in 2006

[PHOTO]                        Peter J. Manning

                               Mr. Manning, age 65, has been a director of the Company since May 2003. He served as vice chairman, Strategic Business Development of FleetBoston Financial Corporation from October 1999 to February 2003 when he retired. From January 1993 to October 1999, Mr. Manning served as executive director, Mergers & Acquisitions of BankBoston Corporation, prior to its acquisition by FleetBoston Financial. From 1990 to 1993, he served as executive vice president and chief financial officer of BankBoston Corporation. Mr. Manning is also a director of Safety Insurance Group Inc.


[PHOTO]                        Jim P. Manzi

                               Mr. Manzi, age 52, has been a director of the Company since May 2000 and Chairman of the Board of Directors since January 2004. He has been the chairman of Stonegate Capital, a firm he formed to manage private equity investment activities in technology startup ventures, primarily related to the Internet, since 1995. From 1984 until 1995, he served as the chairman, president and chief executive officer of Lotus Development Corporation, a software manufacturer that was acquired by IBM Corporation in 1995.



[PHOTO]                        Elaine S. Ullian

                               Ms. Ullian, age 56, has been a director of the Company since July 2001. She has been the president and chief executive officer of Boston Medical Center, a 550-bed academic medical center affiliated with Boston University, since July 1996. Ms. Ullian is also a director of Vertex Pharmaceuticals, Inc.

                CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

         The Board of Directors has adopted governance principles and guidelines of the Company ("Corporate Governance Guidelines") to assist the Board of Directors in exercising its duties and to best serve the interests of the Company and its stockholders. The Company's Corporate Governance Guidelines are available on the Company's website at www.thermo.com.


Director Nomination Process

         The Nominating and Corporate Governance Committee of the Board of Directors considers recommendations for director nominees suggested by its members, other directors, management and other interested parties. It will consider stockholder recommendations for director nominees that are sent to the Nominating and Corporate Governance Committee to the attention of the Company's Secretary at the principal offices of the Company. In addition, the By-laws of the Company set forth the process for stockholders to nominate directors for election at an annual meeting of stockholders.

         The process for evaluating prospective nominees for director, including candidates recommended by stockholders, includes meetings from time to time to evaluate biographical information and background material relating to prospective nominees, interviews of selected candidates by members of the Nominating and Corporate Governance Committee and other members of the Board of Directors, and application of the Company's general criteria for director nominees set forth in the Company's Corporate Governance Guidelines. These criteria include the prospective nominee's integrity, business acumen, age, experience, commitment, and diligence. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The committee believes that the backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities to assist the Board of Directors in fulfilling its responsibilities. As such, the Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors, and with respect to members of the Audit Committee, financial expertise.

         After completing its evaluation, the Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

         Each director nominee approved by the Nominating and Corporate Governance Committee for inclusion on the Company's proxy card for the 2004 Annual Stockholders Meeting is a current director standing for re-election.


Director Independence

         The Company's Corporate Governance Guidelines require a majority of our Board of Directors to be "independent" within the meaning of the listing requirements of the New York Stock Exchange ("NYSE") including, in the judgment of the Board of Directors, the requirement that such directors have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board of Directors has adopted the following standards to assist it in determining whether a director has a material relationship with the Company. Under these standards, a director will not be considered to have a material relationship with the Company if he or she:

              - is an executive officer of another company that does business with the Company, unless the annual sales to, or purchases from, the Company account for more than two percent or $1,000,000, whichever is greater, of the annual consolidated gross revenues of the company he or she serves as an executive officer;

              - is an executive officer of another company which is indebted to the Company, or to which the Company is indebted, unless the total amount of either company's indebtedness to the other is more than one percent of the total consolidated assets of the company he or she serves as an executive officer; or

              - serves as an officer, director or trustee of a charitable organization, unless the Company's discretionary charitable contributions to the organization are more than one percent of that organization's total annual charitable receipts.

         Ownership of a significant amount of the Company's stock, by itself, does not constitute a material relationship. For relationships not covered by these standards, the determination of whether a material relationship exists shall be made by the other members of the Board of Directors who are independent (as defined above).


Board of Directors Meetings and Committees

         The Board of Directors met seven times during fiscal 2003. During fiscal 2003, each of our directors attended at least 75% of the total number of meetings of the Board of Directors and the committees of which such director was a member, except Mr. Dekkers who attended five of the seven meetings of the Board of Directors. The two meetings that Mr. Dekkers did not attend were executive sessions of the independent directors to decide matters pertaining to the appointment of Mr. Manzi as Chairman of the Board of Directors. The Board of Directors has a standing audit committee ("Audit Committee"), a standing compensation committee ("Compensation Committee"), and a standing nominating and corporate governance committee ("Nominating and Corporate Governance Committee"). The Company encourages, but does not require, the members of its Board of Directors to attend the annual meeting of stockholders. Last year, three of our directors attended the 2003 Annual Meeting of Stockholders.

         Audit Committee

         The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditors. Certain responsibilities of our Audit Committee and its activities during fiscal 2003 are described with more specificity in the Report of the Audit Committee in this proxy statement under the heading "REPORT OF THE AUDIT COMMITTEE". The charter of the Audit Committee is attached as Appendix A to this proxy statement and is available on the Company's website at www.thermo.com.

         The current members of our Audit Committee are Messrs. Manning (Chairman) and McCabe and Ms. Ullian. The Board of Directors has determined that each of the members of the Audit Committee are "independent" within the meaning of Securities and Exchange Commission ("SEC") rules and regulations, the listing standards of the NYSE, and the Company's Corporate Governance Guidelines, and that each are "financially literate" as is required by the listing standards of the NYSE. The Board of Directors has also determined that Mr. Manning qualifies as an "audit committee financial expert" within the meaning of SEC rules and regulations, and that he has accounting and related financial management expertise as is required by the listing standards of the NYSE. The Audit Committee met 13 times during fiscal 2003.

         Compensation Committee

         The Compensation Committee is responsible for reviewing and approving compensation matters with respect to the company's Chief Executive Officer and its other officers, reviewing and recommending to the Board of Directors management succession plans, and adopting and administering equity-based plans. Certain responsibilities of our Compensation Committee and its activities during fiscal 2003 are described in the Report of the Compensation Committee in this proxy statement under the heading "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION". The charter of the Compensation Committee is available on the Company's website at www.thermo.com.

         The current members of our Compensation Committee are Ms. Ullian (Chairperson), and Messrs. LaMattina and Manning. The Board of Directors has determined that each of the members of the Compensation Committee is "independent" within the meaning of the listing standards of the NYSE and the Company's Corporate Governance Guidelines. The Compensation Committee met five times during fiscal 2003.

         Nominating and Corporate Governance Committee

         The Nominating and Corporate Governance Committee is responsible for identifying persons qualified to serve as members of the Board of Directors, recommending to the Board of Directors persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders and persons to be elected by the Board of Directors to fill any vacancies, and recommending to the Board of Directors the directors to be appointed to each of its committees. In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company (as well as reviewing and reassessing the adequacy of such guidelines as it deems appropriate from time to time) and overseeing the annual self-evaluation of the Board of Directors. The charter of the Nominating and Corporate Governance Committee is available on the Company's website at www.thermo.com.

         The current members of our Nominating and Corporate Governance Committee are Messrs. O'Leary (Chairman), LaMattina, and Porter. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee are "independent" within the meaning of the listing standards of the NYSE and the Company's Corporate Governance Guidelines. The Nominating and Corporate Governance Committee met six times during fiscal 2003.


Executive Sessions and Presiding Director

         In accordance with the listing standards of the NYSE and the Company's Corporate Governance Guidelines, non-management directors of the Board of Directors meet at regularly scheduled executive sessions without management and at such other times as may be requested by a non-management director. In accordance with the Company's Corporate Governance Guidelines, Ms. Ullian has been appointed to preside (the "Presiding Director") at the meetings of our non-management directors held in executive session without management.


Communications from Stockholders and Other Interested Parties


         The Board of Directors has established a process for stockholders and other interested parties to send communications to the Board of Directors or any individual director, including the Presiding Director. Stockholders and other interested parties who desire to send communications to the Board of Directors or any individual director should write to the Board of Directors or such individual director care of the Company's Corporate Secretary, Thermo Electron Corporation, 81 Wyman Street, Waltham, Massachusetts 02451. The Corporate Secretary will relay all such communications to the Board of Directors, or individual director, as the case may be.


Compensation of Directors

         Cash Compensation

         Each non-management director (except Mr. Manzi) receives an annual retainer of $35,000, a fee of $1,500 per Board of Directors meeting attended in person; $1,500 per committee meeting attended in person that occurs on a day other than a day on which there is a Board of Directors meeting ($1,000 per committee meeting attended in person that occurs on the same day as a Board of Directors meeting), and a fee of $750 per Board of Director and committee meeting attended by means of conference telephone. In addition, the chairmen and other members of the Audit, Compensation, and Nominating and Corporate Governance Committees receive additional compensation for their services in those positions. The chairman of the Audit Committee receives an additional annual retainer of $10,000 and each of the other members of the Audit Committee receives an additional annual retainer of $5,000. The chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee receives an additional annual retainer of $5,000 and each other member of those committees receives an additional annual retainer of $3,000. In addition, the Presiding Director receives an annual retainer of $3,000. In December 2003, Mr. Manzi was appointed Chairman of the Board of Directors. As Chairman of the Board of Directors, Mr. Manzi receives an annual retainer of $250,000 (in lieu of the annual retainer and fees described above). Mr. Dekkers, as an employee of the Company, receives no additional compensation from the Company for service as a director. Payment of the annual retainers and fees are made quarterly. Directors are reimbursed for out-of-pocket expenses incurred in attending Board of Directors and committee meetings. In addition, non-management directors resident on the west coast receive an additional $1,000 per meeting attended in person for travel time incurred in attending such meeting.

         Deferred Compensation Plan for Directors

         Under the Company's deferred compensation plan for directors (the "Directors Deferred Compensation Plan"), each non-management director may elect, on an annual basis, to defer all or part of his or her retainers and meeting fees until he or she ceases to serve as a director or retires from his or her principal occupation. In the event of a "change in control" or proposed "change in control" of the Company (as defined below) that is not approved by the Board of Directors, deferred amounts become payable immediately. Amounts deferred pursuant to the Directors Deferred Compensation Plan are valued at the end of each quarter as units of Common Stock. When payable, amounts deferred may be disbursed solely in shares of Common Stock accumulated under the Directors Deferred Compensation Plan. Any of the following are deemed to be a "change in control" under the plan: (i) the acquisition by any person of 40% or more of the outstanding common stock or voting securities of the Company; (ii) the failure of the Board of Directors to include a majority of directors who are "continuing directors", which term is defined to include directors who were members of the Board of Directors on July 1, 1999 or who subsequent to that date were nominated or elected by a majority of directors who were "continuing directors" at the time of such nomination or election;
(iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or the sale or other disposition of all or substantially all of the assets of the Company unless immediately after such transaction (a) all holders of the Common Stock immediately prior to such transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and
(b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) approval by stockholders of a complete liquidation or dissolution of the Company. As of December 31, 2003, a total of 448,325 shares of Common Stock were available for issuance under the Directors Deferred Compensation Plan, of which deferred units equal to 154,697 shares of Common Stock were accumulated.

         Stock-Based Compensation

         Upon his or her appointment as a director, each non-management director of the Company is granted an option to purchase 15,000 shares of Common Stock. These options vest in three equal annual installments, assuming continued service as a director, and expire on the seventh anniversary of the grant date. The exercise price for these options is the average of the closing prices of the Common Stock as reported on the NYSE for the five trading days immediately preceding and including the grant date.

         In connection with his appointment as Chairman of the Board of Directors, on December 12, 2003 Mr. Manzi was granted options to purchase 240,000 shares of Common Stock. These options vest in three equal annual installments commencing on December 31, 2004, assuming continued service as Chairman of the Board of Directors, and expire on the seventh anniversary of the grant date. The exercise price for these options is the average of the closing prices of the Common Stock as reported on the NYSE for the five trading days immediately preceding and including the grant date. On December 12, 2003, Mr. Manzi was also awarded 15,000 shares of restricted Common Stock that vest in three equal annual installments commencing on December 31, 2004, assuming continued service as Chairman of the Board of Directors.

         In addition, at the close of business on the date of each Annual Meeting of Stockholders of the Company, each non-management director receives an automatic grant of options to purchase 7,500 shares of Common Stock pursuant to the Company's directors stock option plan (the "Directors Stock Option Plan"). The options vest in three equal annual installments, assuming continued service as a director, and expire on the seventh anniversary of the grant date. The exercise price for these options is the average of the closing prices of the Common Stock as reported on the NYSE for the five trading days immediately preceding and including the grant date.


         As of February 27, 2004, options to purchase 55,648 shares of Common Stock were outstanding under the Directors Stock Option Plan, options to purchase 115,921 shares of Common Stock had been exercised since inception of the Directors Stock Option Plan, and options to purchase 613,425 shares of Common Stock were available for future grant.

Stock Ownership Policy for Directors

         The Compensation Committee has established a stock holding policy for directors of the Company. The stock holding policy requires each director to hold a minimum of 1,000 shares of Common Stock. Directors are required to achieve this ownership level within three-years of their appointment. For the purpose of this policy, a director's election to receive shares of Common Stock in lieu of director fees will be counted towards this target. The chief executive officer of the Company is required to comply with a separate stock holding policy established by the Compensation Committee, which is described under the sub-heading "Stock Ownership Policy" under the heading "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION".



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In December 2003, Mr. Manzi was appointed Chairman of the Board of Directors. Mr. Manzi's compensation arrangement with the Company for serving as Chairman of the Board of Directors is described under the sub-heading "Compensation of Directors" under the heading "CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS".

                                 STOCK OWNERSHIP

         The following table sets forth, as of February 27, 2004, the beneficial ownership of Common Stock by (a) each director and nominee for director, (b) each of the Company's executive officers named in the summary compensation table set forth under the heading "EXECUTIVE COMPENSATION" (the "named executive officers"), and (c) all directors and current executive officers as a group. In addition, the following table sets forth the beneficial ownership of Common Stock, as of February 27, 2004, with respect to each person who was known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. Directors of the Company also own stock-based units under the Directors Deferred Compensation Plan and Mr. Dekkers owns restricted Common Stock units that have otherwise vested but do not become shares of Common Stock until Mr. Dekkers ceases to be an employee of the Company. While none of these units may be voted or transferred, they are listed in the table below as they represent the total economic interest of the directors, including Mr. Dekkers, in the Common Stock.


                                                                Options                              Percent of
                                                              Exercisable                               Shares             Deferred
                 Name(1)                     Shares (2)     within 60 Days(3)        Total       Beneficially Owned      Stock Units
                 -------                     ----------     -----------------        -----       ------------------      -----------
Dodge & Cox(4).............................  19,300,584                    --    19,300,584               11.69%                 --
FMR Corp.(5)...............................  16,475,958                    --    16,475,958                9.98%                 --
Massachusetts Financial Services Company(6)  11,078,280                    --    11,078,280                6.71%                 --
Guy Broadbent..............................           5               246,146       246,151                   *                  --
Marc N. Casper.............................      32,261               183,333       215,594                   *                  --
Marijn E. Dekkers..........................       9,700             1,428,043     1,437,743                   *              33,333
Seth H. Hoogasian..........................      17,516               242,809       260,325                   *                  --
Barry S. Howe..............................      25,197               202,112       227,309                   *                  --
John L. LaMattina..........................       2,000                14,333        16,333                   *                  --
Jim P. Manzi...............................      15,000                22,939        37,939                   *               8,279
Peter J. Manning...........................         500                    --           500                   *                  --
Robert A. McCabe...........................      31,396                 5,495        36,891                   *              40,384
Theo Melas-Kyriazi.........................      88,404               645,971       734,375                   *                  --
Robert W. O'Leary..........................       1,000                11,628        12,628                   *              12,285
Michael E. Porter..........................       4,585                15,962        20,547                   *                  --
Richard F. Syron(7)........................      80,320                23,643       103,963                   *               2,914
Elaine S. Ullian...........................          --                15,962        15,962                   *               6,203
All directors and current executive
officers as a group (15 persons)...........     237,224             3,105,242     3,342,466                1.99%            100,484

* Less than one percent.

(1) Except as reflected in the footnotes to this table, shares of Common Stock beneficially owned consist of shares owned by the indicated person or by that person for the benefit of minor children, and all share ownership includes sole voting and investment power. Generally, stock options granted to the Company's officers and directors may be transferred by them to an immediate family member, a family trust or family partnership.

(2) Shares of Common Stock beneficially owned by Messrs. Casper, Dekkers, and Manzi, and all directors and current executive officers as a group, include 20,000, 5,000, 15,000, and 51,722 shares, respectively, of restricted Common Stock that may not be sold or transferred until future vesting dates. Shares of Common Stock beneficially owned by Messrs. Hoogasian, Howe, and Melas-Kyriazi, and all directors and current executive officers as a group, include: 419, 1,434, 1,701, and 2,670 shares, respectively, held in the Company's 401(k) Plan. Shares of Common Stock beneficially owned by Mr. O'Leary include 1,000 shares held in a family trust of which Mr. O'Leary and his spouse are the trustees, each of whom as trustee has sole voting and dispositive power.

(3) Options exercisable within 60 days include options to purchase 6,081, 99,830, 37,712, and 5,814 shares of Common Stock granted prior to July 2000 for Messrs. Hoogasian, Howe, Melas-Kyriazi, and O'Leary, respectively, which are currently exercisable but subject to certain transfer restrictions, including the right of the Company to repurchase, at the exercise price, the shares issued upon exercise of the options, upon certain events, primarily cessation of service with the Company. These restrictions lapse over time, assuming continued service.

(4) This information was obtained from the Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004 by Dodge & Cox, One Sansome Street, 35th Floor, San Francisco, CA 94104, which reported such ownership as of December 31, 2003. These shares are beneficially owned by clients of Dodge & Cox, an investment advisor. Dodge & Cox has sole voting power with respect to 17,971,534 shares, shared voting power with respect to 222,400 shares, and sole dispositive power with respect to all shares.

(5) This information was obtained from the Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004 by FMR Corp., Edward C. Johnson 3rd, Abigail P. Johnson, and Fidelity Management & Research Company, which reported such ownership as of December 31, 2003. The address of each of these persons is 82 Devonshire Street, Boston, Massachusetts 02109. These shares are beneficially owned as follows: (a) by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and registered investment advisor to various investment companies ("Fidelity Funds"), 13,940,680 shares;
(b) Fidelity Management Trust Company ("FMTC"), a wholly-owned subsidiary of FMR Corp., 1,660,438 shares as a result of its serving as investment manager of various institutional accounts; (c) Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp., 225 shares; and (d) Fidelity International Limited ("FIL"), an entity of which approximately 40% of the voting power is owned by a partnership controlled by Mr. Johnson and members of his family, 874,615 shares. Mr. Johnson, FMR Corp., and the Fidelity Funds each has sole dispositive power with respect to all of the shares owned by the Fidelity Funds. Neither Mr. Johnson nor FMR Corp. has sole voting power with respect to the shares owned by the Fidelity Funds, which power rests with the Boards of Trustees of the Fidelity Funds. Of the 1,660,438 shares owned by institutional accounts managed by FMTC, Mr. Johnson and FMR Corp. each has sole dispositive power with respect to all of the shares, sole voting power with respect to 1,622,918 shares, and no voting power with respect to 37,520 shares. FIL has sole voting and dispositive power with respect to 874,615 shares. Members of Mr. Johnson's family may be deemed to form a controlling group with respect to FMR Corp.

(6) This information was obtained from the Schedu1e 13G filed with the Securities and Exchange Commission on February 13, 2004 by Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, which reported ownership as of December 31, 2003. These shares are beneficially owned by MFS and certain other non-reporting persons. MFS has sole voting power with respect to 9,655,380 shares and sole dispositive power with respect to all shares.

(7) Mr. Syron resigned from his position as executive chairman of the Company and Chairman of the Board of Directors effective as of January 1, 2004. See "EXECUTIVE COMPENSATION - Employment Agreements".

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and beneficial owners of more than 10% of the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the Company's securities. Based upon a review of such filings, all Section 16(a) filing requirements applicable to such persons were complied with during 2003.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table summarizes compensation for services to the Company received during the last three fiscal years by the Company's chief executive officer, the four other most highly compensated executive officers who were employed by the Company as of the end of fiscal year 2003 and two former executive officers of the Company. The executive officers listed below are collectively referred to in this proxy statement as the "named executive officers".

                                                            Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------------
                                               Annual Compensation            Long Term Compensation

                                                                            Restricted      Securities
  Name and                       Fiscal                                       Stock         Underlying           All Other
  Principal Position              Year        Salary        Bonus             Awards        Options (1)         Compensation(2)
                                 ------       ------       ------           ----------      -----------         ---------------
Marijn E. Dekkers                  2003     $794,872      $820,800                 --               --           $335,455(3)
President and Chief Executive      2002     $533,333(4)   $430,000(4)      $2,008,000(5)       980,000            $31,985(3)
Officer                            2001     $500,000      $425,000                 --          237,090(6)         $28,619(3)
------------------------------------------------------------------------------------------------------------------------------------
Guy Broadbent(7)                   2003     $305,513      $212,040                 --               --            $74,605
President, Spectra-Physics         2002     $300,000      $154,500                 --          100,000            $27,630
Division                           2001     $270,000      $150,000                 --          171,518            $18,161
------------------------------------------------------------------------------------------------------------------------------------
Marc N. Casper(8)                  2003     $359,039      $287,500         $1,211,700(9)            --            $67,622
President, Life and Laboratory     2002     $300,000      $225,000                 --          100,000            $17,500
Sciences Group                     2001      $26,136            $0                 --          275,000           $201,459(10)
------------------------------------------------------------------------------------------------------------------------------------
Seth H. Hoogasian(11)              2003     $324,435      $188,100                 --               --           $118,623
General Counsel                    2002     $316,200      $162,850                 --          142,500            $31,295
                                   2001     $307,000      $185,000                 --           44,191            $29,959
------------------------------------------------------------------------------------------------------------------------------------
Theo Melas-Kyriazi                 2003     $310,707      $179,550                 --               --            $51,463
Chief Financial Officer            2002     $305,900      $157,540                 --          150,000            $29,380
                                   2001     $297,000      $185,000                 --           34,306            $28,038
------------------------------------------------------------------------------------------------------------------------------------
Richard F. Syron(12)               2003     $804,103      $820,800                 --               --            $74,376(13)
Former Executive Chairman          2002     $800,000      $741,600         $4,445,219(14)(15)  780,000         $1,902,591(13)(16)
                                   2001     $800,000      $800,000           $199,716(14)      302,368            $38,942(13)
------------------------------------------------------------------------------------------------------------------------------------
Barry S. Howe(17)                  2003     $316,667      $195,000                 --               --            $47,836
Former President,                  2002     $300,000      $154,500                 --          150,000            $29,491
Measurement and Control            2001     $270,000      $150,000                 --           46,518            $28,226
------------------------------------------------------------------------------------------------------------------------------------

(1) Options granted in fiscal year 2001 in the table above have been restated to reflect adjustments made to the number and exercise prices of the options as a result of the spin-off to stockholders by the Company of its Kadant Inc. and Viasys Healthcare Inc. subsidiaries in 2001.

(2) This amount includes (a) matching contributions made on behalf of the named executive officers by the Company pursuant to the Company's 401(k) plan, except for Mr. Broadbent in 2001, and Mr. Casper in 2002 and 2001, (b) a car allowance,
(c) an allowance for medical related expenses, (d) premiums paid by the Company with respect to long-term disability insurance for the benefit of the named executive officers, except for Mr. Casper in 2002 and 2001, and (e) commencing in 2002, amounts related to earnings (if any) under investment options on deferred compensation balances (See "EXECUTIVE COMPENSATION - Deferred Compensation Plan"). For 2003, the dollar value of each such benefit was $9,000 each, except $8,500 for Mr. Howe, for matching 401(k) contributions; $12,500 each for the car allowance; $5,000 each for the medical expense allowance; and $3,182, $3,507, $2,294, $4,790, $2,877, $3,487, and $4,822 for Messrs. Dekkers,
Broadbent, Casper, Hoogasian, Melas-Kyriazi, Howe, and Syron, respectively, for long-term disability insurance premiums; and $271,242, $38,405, $36,778, $8,882, $16,774, $2,195, and $29,680 for Messrs. Dekkers, Broadbent, Casper, Hoogasian, Melas-Kyriazi, Howe, and Syron, respectively, for amounts related to earnings under investment options on deferred compensation balances. In addition, the amount in this column includes a one-time payment in fiscal year 2003 of $32,231, $6,193, $2,050, $78,451, $5,312, $16,154, and $0 for Messrs. Dekkers,

Broadbent, Casper, Hoogasian, Melas-Kyriazi, Howe and Syron, respectively, for cumulative unused vacation accrued over their respective tenure with the Company; starting in fiscal 2003, employees at the Company's principal executive offices no longer carry forward unused vacation time from one year to the next.

(3) In addition to the items referred to in footnote (2), this amount includes $2,300 paid in each of fiscal years 2003, 2002, and 2001 by the Company as premiums for a term life insurance policy for the benefit of Mr. Dekkers.

(4) The salary and bonus reported for 2002 represents the amount paid for the portion of the year during which Mr. Dekkers performed services as chief executive officer and for the portion of the year in which Mr. Dekkers performed services for the Company in his capacity as president and chief operating officer. See "EXECUTIVE COMPENSATION - Employment Agreements".

(5) In November 2002, Mr. Dekkers was awarded 100,000 restricted Common Stock units valued at $2,008,000 on the grant date, pursuant to the terms of his employment agreement, that vest in equal annual installments over the three-year period commencing on the grant date (assuming continued employment) and, provided further, the units do not become shares of Common Stock nor do the restrictions on transfer lapse until Mr. Dekkers ceases to be an employee of the Company. At the end of fiscal 2003, Mr. Dekkers held 100,000 shares of restricted Common Stock units with an aggregate value of $2,520,000.

(6) Options granted in 2001 to Mr. Dekkers include options to purchase 4,499 shares of Common Stock that had been converted from options to purchase shares of a majority-owned, publicly-traded subsidiary of the Company, which was taken private by the Company in 2002.

(7) Mr. Broadbent became an executive officer of the Company on January 18, 2001. The salary and bonus reported for fiscal 2001 represent amounts paid to Mr. Broadbent for the entire year.

(8) Mr. Casper was appointed vice president of the Company and president, Life and Laboratory Sciences Group on November 30, 2001. The salary reported for fiscal year 2001 represents the amount paid for the portion of the year during which Mr. Casper performed services for the Company.

(9) In February 2003, Mr. Casper was awarded 30,000 shares of restricted Common Stock valued at $517,200 on the grant date that vest in equal installments over a three-year period commencing on the grant date (assuming continued employment). In November 2003, Mr. Casper was awarded 30,000 restricted Common Stock units valued at $694,500 on the grant date that vest in equal installments over a three-year period commencing on the grant date (assuming continued employment) and, provided further, the units do not become shares of Common Stock nor do the restrictions on transfer lapse until Mr. Casper ceases to be an employee of the Company. At the end of fiscal year 2003, Mr. Casper held 60,000 shares of restricted Common Stock and restricted Common Stock units with an aggregate value of $1,512,000.

(10) In addition to the items referred to in footnote (2), this amount includes a sign-on bonus of $200,000 awarded to Mr. Casper in November 2001 in connection with his commencement of employment with the Company.

(11) Mr. Hoogasian became an executive officer of the Company on January 18, 2001. The salary and bonus reported for fiscal 2001 represent amounts paid to Mr. Hoogasian for the entire year.

(12) Mr. Syron resigned from his position as executive chairman of the Company and Chairman of the Board of Directors effective as of January 1, 2004. See "EXECUTIVE COMPENSATION - Employment Agreements".

(13) In addition to the items referred to in footnote (2), this amount includes $13,374, $9,891, and $8,970 paid by the Company as premiums for a term life insurance policy for the benefit of Mr. Syron in fiscal years 2003, 2002 and 2001, respectively.

(14) In June 2002, Mr. Syron was awarded 10,923 shares of restricted Common Stock valued at $191,371 on the grant date, pursuant to the terms of his employment agreement, that vest 100% on the third anniversary of the grant date (assuming continued employment). In June 2001, Mr. Syron was awarded 7,120 shares of restricted Common Stock valued at $199,716 on the grant date, pursuant to the terms of his employment agreement, that vest 100% on the third anniversary of the grant date (assuming continued employment).

(15) In November 2002, Mr. Syron was awarded 111,845 restricted Common Stock units valued at $2,245,848 on the grant date, pursuant to the terms of his employment agreement, provided, however, the units do not become shares of Common Stock until Mr. Syron ceases to be an employee of the Company for any reason. In November 2002, Mr. Syron was also awarded 100,000 restricted Common Stock units valued at $2,008,000 on the grant date, pursuant to the terms of his employment agreement, that vest in equal annual installments over the three -year period commencing on the grant date (assuming continued employment) and, provided further, the units do not become shares of Common Stock nor do the restrictions on transfer lapse until Mr. Syron ceases to be an employee of the Company. At the end of fiscal 2003, Mr. Syron held 229,888 shares of restricted Common Stock and restricted Common Stock units with an aggregate value of $5,824,041 (including the value attributable to restricted shares of Kadant and Viasys received in connection with the spin-off of such companies in August and November 2001, respectively). In connection with his resignation, as of January 1, 2004 Mr. Syron forfeited 75,688 shares of restricted Common Stock and restricted Common Stock units. See "EXECUTIVE COMPENSATION - Employment Agreements".

(16) In addition to the items referred to in footnotes (2) and (13), this amount includes a retention payment in the amount of $1,800,000 awarded to Mr. Syron in November 2002 in connection with the transition from chief executive officer to executive chairman of the Company.

(17) Effective November 20, 2003, Mr. Howe, former president, measurement and control sector, was appointed vice president, new business development (a non-executive officer position). His employment with the Company will cease as of May 31, 2004. See "EXECUTIVE COMPENSATION - Severance Agreement with Mr. Howe". Mr. Howe became an executive officer of the Company on January 18, 2001. The salary and bonus reported for fiscal 2001 represent amounts paid to Mr. Howe for the entire year.

Stock Options Granted During Fiscal 2003

         Generally, stock options are granted in February of each year in connection with the Compensation Committee's establishment of officer compensation levels for each such year, but additional grants may be made periodically as deemed appropriate by the Compensation Committee. However, the Company did not grant any stock options to its named executive officers in fiscal year 2003 because the stock options granted to them in November 2002 were intended to be made in lieu of such annual grants of stock options to such officers for fiscal years 2003 and 2004. It has not been the Company's policy in the past to grant stock appreciation rights, and no such rights were granted to the named executive officers during fiscal year 2003.


Stock Options Exercised During Fiscal 2003 and Fiscal Year-End Option Values

         The following table reports information regarding stock option exercises during fiscal 2003 and outstanding stock options held at the end of fiscal year 2003 by the Company's named executive officers. No stock appreciation rights were exercised or were outstanding during fiscal year 2003.


                   Aggregated Option Exercises In Fiscal 2003 and Fiscal 2003 Year-End Option Values
                                                                                                   Value of
                                                                  Number of                       Unexercised
                                                            Securities Underlying                In-the-Money
                                                                 Unexercised                   Options at Fiscal
                             Shares                           Options at Fiscal                    Year-End
                          Acquired on        Value         Year-End (Exercisable/                (Exercisable/
          Name              Exercise     Realized (1)         Unexercisable) (2)               Unexercisable)(2)
          ----              --------     ------------         ------------------               -----------------
Marijn E. Dekkers               -              -            1,282,447/ 994,799               $6,725,354/ $5,186,845
-------------------------------------------------------------------------------------------------------------------------
Guy Broadbent                   -              -              230,640/ 157,173                 $617,570/ $716,999
-------------------------------------------------------------------------------------------------------------------------
Marc N. Casper                  -              -              183,333/ 191,667                 $553,666/ $829,834
-------------------------------------------------------------------------------------------------------------------------
Seth H. Hoogasian             51,608        $364,370          213,912/ 143,063               $1,789,255/ $732,895
-------------------------------------------------------------------------------------------------------------------------
Theo Melas-Kyriazi           124,556      $1,180,053          620,648/ 144,770               $7,005,320/ $748,557
-------------------------------------------------------------------------------------------------------------------------
Barry S. Howe                 90,900        $948,226          185,445/ 133,334               $2,064,383/ $799,500
-------------------------------------------------------------------------------------------------------------------------
Richard F. Syron(3)        1,800,085     $11,406,671           11,628/ 794,124                       $0/ $4,005,293
-------------------------------------------------------------------------------------------------------------------------


(1) The amounts shown in this column represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise. Amounts shown in this column do not represent actual sales transactions.

(2) Generally, options outstanding at the end of the fiscal year that were granted prior to July 2000 are exercisable immediately. However, these options are subject to certain transfer restrictions and the right of the Company to repurchase, at the exercise price, the shares issued upon exercise of the options, upon certain events, primarily cessation of employment with the Company. The restrictions and repurchase rights lapse over periods of up to 10 years, depending on the term of the option, which may range from 3 to 12 years. The amounts reported for the number of securities underlying exercisable options at fiscal year end include options to purchase 47,355, 86,868, 109,525, and 4,652 shares of Common Stock granted prior to July 2000 for Messrs. Hoogasian, Melas-Kyriazi, Howe, and Syron, respectively, which are subject to these transfer restrictions. The amounts reported for the value of securities underlying exercisable options at fiscal year end include $499,352, $833,047, $1,696,657, and $0 for options to purchase Common Stock granted prior to July 2000 for Messrs. Hoogasian, Melas-Kyriazi, Howe and Syron, respectively, which are subject to these restrictions. Options outstanding at the end of the fiscal year that were granted on or after July 2000 generally vest ratably over three years after the grant date, provided that the optionee c ontinues employment with the Company, except (i) that options granted in November 2002 vest ratably over three years commencing on the third anniversary of the grant date, and (ii) that, pursuant to Mr. Dekkers' employment agreement, he is entitled to accelerated vesting in certain circumstances in connection with the termination of his employment with the Company. See
"EXECUTIVE COMPENSATION - Employment Agreements". Upon a change in control of the Company, all options, regardless of the grant date, become immediately e xercisable and cease to be subject to transfer restrictions and the Company's repurchase rights.

(3) Mr. Syron resigned from his position as executive chairman of the Company and Chairman of the Board of Directors effective as of January 1, 2004. Under Mr. Syron's employment agreement, following his resignation (i) he forfeited unvested options to purchase 712,109 shares of Common Stock, and (ii) the vesting on options to purchase 86,667 shares of Common Stock accelerated. See "EXECUTIVE COMPENSATION - Employment Agreements".

Change in Control Retention and Severance Agreements

         Executive Change in Control Retention Agreements

         Thermo Electron has entered into executive retention agreements with its executive officers and certain other key employees that provide severance benefits if there is a change in control of Thermo Electron and their employment is terminated by the Company without cause or by the individual for good reason, as those terms are defined therein, within 18 months thereafter. For purposes of these agreements, a change in control exists upon (i) the acquisition by any person of 40% or more of the outstanding Common Stock or voting securities of Thermo Electron; (ii) the failure of the Board of Directors to include a majority of directors who are "continuing directors", which term is defined to include directors who were members of the Board of Directors on the date of the agreement or who subsequent to the date of the agreement were nominated or elected by a majority of directors who were "continuing directors" at the time of such nomination or election; (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving Thermo Electron or the sale or other disposition of all or substantially all of the assets of Thermo Electron unless immediately after such transaction (a) all holders of Common Stock immediately prior to such transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and (b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or (iv) approval by stockholders of a complete liquidation or dissolution of Thermo Electron.

         The executive change in control retention agreements with each of Messrs. Dekkers, Broadbent, Casper, Hoogasian, Melas-Kyriazi, and Howe provide that, upon a change in control, all options to purchase Common Stock held by the individual as of the date of the change in control shall become fully vested and immediately exercisable, and shares of Common Stock issued upon exercise of such stock options and all shares of restricted Common Stock held by the individual as of the date of the change in control will no longer be subject to the right of repurchase by the Company.

         These agreements also provide that, in the event the individual's employment is terminated in connection with a change in control, the individual would be entitled to a lump sum payment equal to the sum of (a) in the case of Mr. Dekkers, three times, and in the case of Messrs. Broadbent, Casper, Hoogasian, Melas-Kyriazi, and Howe, two times, the individual's highest annual base salary in any 12-month period during the prior five-year period, plus (b) in the case of Mr. Dekkers, three times, and in the case of Messrs. Broadbent, Casper, Hoogasian, Melas-Kyriazi, and Howe, two times, the individual's highest annual bonus in any 12-month period during the prior five-year period. In addition, the individual would be provided employee benefits substantially equivalent to the benefits package the individual would have otherwise been entitled to receive if the individual was not terminated for a period of, in the case of Mr. Dekkers, three years, and in the case of Messrs. Broadbent, Casper, Hoogasian, Melas-Kyriazi, and Howe, two years, after such termination. Finally, the individual would be entitled to a cash payment equal to, in the case of Mr. Dekkers, $25,000, and in the case of Messrs. Broadbent, Casper, Hoogasian, Melas-Kyriazi, and Howe, $20,000, to be used toward outplacement services.

         In the event that payments under these agreements are deemed to be so-called "excess parachute payments" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the individuals would be entitled to receive a gross-up payment equal to the amount of any excise tax payable by such individual with respect to such payment plus the amount of all other additional taxes imposed on such individual attributable to the receipt of the gross-up payment.

         Executive Severance Agreements

         The Company has entered into executive severance agreements with its executive officers and certain other key employees that provide severance benefits in the event their employment is terminated by the Company without "cause" (as such term is defined therein). The severance agreements with each of Messrs. Broadbent, Casper, Hoogasian, and Melas-Kyriazi provide that, in the event such individual's employment is terminated by the Company without cause, he will be entitled to a lump sum severance payment equal to 1.5 times his annual base salary then in effect, except that if the individual receives benefits under the executive change in control retention agreement described above, he will not be entitled to receive benefits under the executive severance agreement. In addition, for 18 months after the date of termination, the individual would be provided medical, dental and life insurance benefits at least equal to those he would have received had his employment not been terminated, or if more favorable, to those in effect generally during such period with respect to peer executives of the Company. Finally, the individual would be entitled up to $20,000 of outplacement services until the earlier of 12 months following his termination or the date he secures full-time employment. Mr. Dekkers also has severance provisions in his employment agreement. See "EXECUTIVE COMPENSATION -- Employment Agreements".

         Severance Agreement with Mr. Howe

         Effective November 26, 2003, the Company entered into a severance agreement with Mr. Howe regarding the termination of his employment with the Company as of May 31, 2004. Pursuant to the severance agreement, Mr. Howe continues to receive salary payments based on his then-current annual base salary through May 31, 2004. In addition, Mr. Howe received his annual cash incentive bonus for fiscal year 2003 of $195,000, but will not be eligible for any bonus in fiscal 2004. On or before May 31, 2004, Mr. Howe will receive a lump sum severance payment of $487,500. Stock options previously granted to Mr. Howe that are not vested as of his employment termination date will be cancelled. All options that are vested as of that date will continue to be exercisable by Mr. Howe for a period of three months in accordance with their terms. In addition, Mr. Howe will be entitled to utilize up to $20,000 for outplacement services until the first anniversary of his employment termination date.

Deferred Compensation Plan

         The Company maintains a deferred compensation plan for its executive officers and certain other highly compensated employees (the "Deferred Compensation Plan"). Under the Deferred Compensation Plan, a participant has the right to defer, on a pre-tax basis, receipt of his or her annual base salary (up to 90%) and/or bonus (up to 100%) until he or she ceases to serve as an employee of the Company or until a future date while the participant continues to be an employee of the Company. Under the Deferred Compensation Plan, the Company credits (or debits) a participant's account with the amount that would have been earned (or lost) had the deferred amounts been invested in one or more of three different funds that are available under the Deferred Compensation Plan (an equity index fund, a bond index fund, and a money market fund) as selected by the participant. The participant does not have any actual ownership in these funds. Any gains (or losses) on amounts deferred are not taxable until deferred amounts are paid to the participant. All amounts in the participant's deferred account represent unsecured obligations of the Company.

Employment Agreements

         Employment Agreement with Mr. Dekkers

         The amended and restated employment agreement with Mr. Dekkers, president and chief executive officer of the Company, dated November 21, 2002 is for a five-year term ending December 21, 2007. The amended and restated employment agreement provides for an annual base salary of $800,000 and an annual incentive-bonus target of $720,000 (90% of his salary). Pursuant to a letter agreement between the Company and Mr. Dekkers dated February 11, 2004, Mr. Dekkers' annual base salary was increased to $1,000,000 and his annual incentive-bonus target was accordingly increased to $900,000 (90% of his salary), each effective as of January 1, 2004. The actual amount paid as a bonus in any given year will be a multiple of zero to two times the target amount.

       Pursuant to the amended and restated employment agreement, on November 21, 2002 the Company awarded Mr. Dekkers (i) 100,000 restricted Common Stock units that vest in equal annual installments over the three-year period commencing on the grant date so long as Mr. Dekkers is employed with the Company on each such date and, provided further, that such units shall not become shares of Common Stock until Mr. Dekkers ceases to be an employee of the Company for any reason; and (ii) options to purchase 780,000 shares of Common Stock expiring November 21, 2012 that vest in equal annual installments over the three-year period commencing on the third anniversary of the grant date so long as Mr. Dekkers is employed with the Company on each such date, at an exercise price equal to the average of the closing prices of the Common Stock as reported on the NYSE for the five business days preceding and including the grant date. In addition, the agreement provides that in each of the years 2005, 2006 and 2007, subject to Mr. Dekkers' continued employment with the Company and shareholder approval of a new stock option plan if the then existing plans have been depleted at such time, Mr. Dekkers will be granted an option to purchase 260,000 shares of Common Stock expiring ten years from the grant date that vest in equal annual installments over the three-year period commencing on the grant date, so long as Mr. Dekkers is employed with the Company on each such date, at an exercise price equal to the average of the closing prices of the Common Stock as reported on the NYSE for the five business days preceding and including the grant date. Pursuant to his original employment agreement, in March 2002, Mr. Dekkers received an option to purchase 200,000 shares of Common Stock expiring seven years from the grant date at an exercise price equal to the average of the closing prices of the Common Stock as reported on the NYSE for the five business days preceding and including the grant date. Pursuant to the February 11, 2004 letter agreement, the Company awarded Mr. Dekkers 5,000 shares of restricted Common Stock that vest in equal installments over the three-year period commencing on the grant date assuming Mr. Dekkers is employed with the Company on each such date. In addition, the letter agreement provides that each year Mr. Dekkers serves as the Company's chief executive officer he will receive a similar award of restricted stock.

         If Mr. Dekkers' employment is terminated (i) by the Company without "cause" or by Mr. Dekkers with "good reason", he will be entitled to: (A) an amount equal to: (1) his then current base salary for the 36-month period following the termination date, (2) a pro-rata bonus for the year in which the termination date occurs, and (3) $2,700,000 (representing three times his annual incentive bonus target); and (B) medical and dental insurance benefits for a period of three years after the termination date; (ii) due to his disability, he will be entitled to: (A) disability benefits in accordance with the long-term disability ("LTD") program then in effect for senior executives of the Company;
(B) his then current base salary through the end of the LTD elimination period;
(C) a pro-rata bonus for the year in which the termination date occurs; and (D) medical and dental insurance benefits for a period of 24 months after the termination date; (iii) due to his death, his estate or his beneficiaries will be entitled to a pro-rata bonus for the year in which the termination date occurs; and (iv) due to the expiration of the then-current term of the agreement, he will be entitled to: (A) an amount equal to the sum of (1) his then current base salary for the 24-month period following the termination date, and (2) $1,800,000 (representing two times his annual incentive bonus target); and (B) medical and dental insurance benefits for a period of 24 months after the termination date.

         In addition, if Mr. Dekkers' employment is terminated due to his death or disability, by the Company without "cause", by Mr. Dekkers with "good reason", or due to the expiration of the then-current term of the agreement, (i) all stock options will become fully vested and all stock options granted prior to November 21, 2002 will remain exercisable until two years from the termination date (but in no event beyond the expiration date of the options) and all stock options granted on or after November 21, 2002 shall remain exercisable until three years from the termination date (but in no event beyond the expiration date of the options); and (ii) the transfer restrictions on all shares of restricted Common Stock and/or restricted Common Stock units granted to him will lapse. If Mr. Dekkers' employment is terminated by the Company for "cause" or by Mr. Dekkers without "good reason", (A) no further vesting of stock options shall occur and he shall have 90 days to exercise all vested and outstanding stock options (but in no event beyond the expiration date of the options); and (B) all shares of restricted Common Stock and/or restricted Common Stock units granted to him as to which transfer restrictions have not lapsed shall be forfeited.

         The amended and restated employment agreement provides that immediately prior to the consummation of a change in control, all options to purchase Common Stock held by Mr. Dekkers as of the date of the change in control will become fully vested and immediately exercisable, and shares of Common Stock issued upon exercise of such stock options and all shares of restricted Common Stock held by Mr. Dekkers as of the date of the change in control will no longer be subject to the right of repurchase by the Company. In the event his employment is terminated after a change in control, he will be entitled to receive benefits under either the employment agreement or the executive retention agreement described above under the sub-heading "Change in Control and Severance Agreements", but not both.

         Employment Agreement with Mr. Syron

         Pursuant to a letter agreement between the Company and Mr. Syron dated December 12, 2003, Mr. Syron resigned from his positions as executive chairman of the Company and member of the Board of Directors; he ceased to serve in such positions effective as of January 1, 2004. Pursuant to the letter agreement, the Company agreed to pay Mr. Syron's annual cash incentive-bonus for fiscal 2003 at the same time that other senior executives of the Company are paid their annual cash incentive-bonus. Mr. Syron's existing employment agreement provided for an annual base salary of $800,000 and an annual incentive bonus target of $720,000 (90% of his salary). Under the terms of his existing employment agreement, following his resignation (i) Mr. Syron's unvested stock options ceased to vest and he had 90 days to exercise all of his vested stock options, except that the vesting of 50% of the unvested stock options that were granted to Mr. Syron after March 14, 2001 and before November 21, 2002 was accelerated (which resulted in the vesting of options to purchase 86,667 shares of Common Stock and the forfeiture of options to purchase 712,109 shares of Common Stock), (ii) all of Mr. Syron's vested restricted Common Stock units (which totaled 145,178 units) became shares of Common Stock and all of his unvested restricted Common Stock units (which totaled 66,667 units) were forfeited, and (iii) 50% of Mr. Syron's unvested shares of restricted Common Stock vested (which resulted in the vesting of 9,022 shares and the forfeiture of 9,021 shares).



                      EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of December 31, 2003 with respect to the Common Stock that may be issued under its existing equity compensation plans. Reference is made to the footnotes to the table for additional detail with respect to the compensation plans.

------------------------------- --------------------------- ------------------------- -----------------------------------

                                           (a)                      (b)                               (c)

                                                                                        Number of securities remaining
                                 Number of securities to        Weighted average        available for future issuance
                                 be issued upon exercise       exercise price of       under equity compensation plans
                                 of outstanding options,      outstanding options,          (excluding securities
        Plan Category              warrants and rights        warrants and rights          reflected in column (a))
        -------------              -------------------        -------------------          ------------------------
------------------------------- --------------------------- ------------------------- -----------------------------------
Equity Compensation Plans
  Approved By Security Holders
                                     9,684,391 (1)(2)                $19.68                      3,648,870(3)
------------------------------- --------------------------- ------------------------- -----------------------------------
Equity Compensation Plans Not
  Approved By Security
  Holders(4)(5)                      2,950,889                       $20.05                        377,746(3)
------------------------------- --------------------------- ------------------------- -----------------------------------

Total                               12,635,280                       $19.77                      4,026,616(3)
------------------------------- --------------------------- ------------------------- -----------------------------------

(1) Includes (a) 230,000 restricted Common Stock units granted to Messrs. Dekkers, Syron, and Casper that vest in equal installments over the three-year period commencing on the date of grant (assuming continued employment), provided that such units do not become shares of Common Stock until such named executive officers cease to be employees of the Company, and (b) 111,845 restricted Common Stock units granted to Mr. Syron that do not become shares of Common Stock until Mr. Syron ceases to be an employee of the Company. Mr. Syron resigned from his position as executive chairman of the Company effective as of January 1, 2004. See "EXECUTIVE COMPENSATION - Employment Agreements". Also includes 154,697 shares issuable under the Directors Deferred Compensation Plan for deferred directors fees accrued through December 31, 2003. An additional 293,628 shares are available under the Directors Deferred Compensation Plan and are included in column (c). See "CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS -- Deferred Compensation Plan for Directors" for additional information regarding this plan.

(2) Column (a) does not include shares issuable under the Thermo Electron Corporation Employees' Stock Purchase Plan (the "ESPP"), which has a remaining shareholder approved reserve of 668,439 shares. Under the ESPP, each eligible employee may purchase a limited number of shares of the Common Stock on the first trading day of each year at a purchase price equal to 85% of the lower of the fair market value of the Common Stock as of either the first trading day of the previous calendar year or the last trading day of the previous calendar year. The remaining shareholder approved reserve is included in column (c).

(3) These securities may be issued as restricted stock as well as being available for issuance upon the exercise of options, restricted stock units or other rights.

(4) Equity compensation plans not approved by the Company's stockholders are:
(i) the Thermo Electron Corporation Employees Equity Incentive Plan under which 377,746 shares are available for future issuance; and (ii) the 2000 Employees Equity Incentive Plan under which no shares are available for future issuance. The material terms of the Thermo Electron Corporation Employees Equity Incentive Plan are described below.

(5) The information relating to equity compensation plans not approved by the Company's stockholders does not include options to purchase shares of the Company's formerly majority-owned subsidiaries which became options to purchase shares of the Company when the minority interests in those subsidiaries were repurchased by the Company during 1999 and 2000. All of the plans pursuant to which these options were granted have been frozen and no additional grants will be made. Options to purchase an aggregate of 4,520,472 shares at a weighted average exercise price of $21.28 per share are outstanding under these plans.

Thermo Electron Corporation Employees Equity Incentive Plan

         The Thermo Electron Corporation Employees Equity Incentive Plan (the "Employees Equity Plan") was adopted to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees of and consultants to the Company. The Employees Equity Incentive Plan is administered by the Company's Board of Directors or a committee thereof, which has the full authority, among other things, to (i) select the persons to whom awards will be granted, (ii) determine the terms and conditions of the awards, and (iii) amend or terminate the plan. Under the Employees Equity Plan, 3,488,867 shares were originally reserved for issuance. Participants may receive non-statutory stock options, restricted stock awards, deferred stock awards (also known as restricted stock units) and performance awards (which may consist of stock and/or cash). The exercise price of stock options granted may not be less than 85% of the fair market value of the Company's shares on the date of the grant. The plan also provides for acceleration of the vesting provisions of an award in the event of a "change in control" as the term is defined in the plan.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

         The Compensation Committee has overall responsibility for establishing compensation for the Company's Chief Executive Officer and its other officers. It also adopts and administers the Company's equity based plans. The full text of the Compensation Committee's charter is available on the Company's website at www.thermo.com.

         The compensation program established by the Compensation Committee for the Company's officers, including its executive officers, is designed to (a) motivate the Company's officers in achieving long-term value for the Company's stockholders and other business objectives of the Company, (b) attract and retain highly qualified individuals, (c) recognize individual, business unit and Company performance and behavior consistent with the Company's values, and (d) to encourage stock ownership by the Company's officers in order to align their financial interests with the long-term interests of the Company's stockholders.

         The Compensation Committee uses market surveys and analyses prepared by outside consulting firms retained by the committee to stay informed of developments in the design of compensation packages generally and to benchmark its officer compensation program against those of companies with whom we compete for executive talent to ensure our compensation program is in line with current marketplace standards. Internal fairness of compensation within the Company is also an important element of the Compensation Committee's compensation philosophy. As such, the Committee evaluates individual executive compensation through the use of compensation comparisons with other officers of the Company who have similar levels of responsibility. In addition, the Compensation Committee also considers the tax and accounting consequences of various compensation arrangements in establishing an appropriate compensation program for the Company's officers.

         The compensation program of the Company for its officers consists of annual cash and long-term incentive compensation. Annual cash compensation is composed of base salary and annual, performance-based incentive awards. Long-term incentive compensation consists of stock-based awards such as stock options and restricted stock or restricted stock units.

Annual Cash Compensation

         Base Salary

         Generally, officer base salaries are adjusted to reflect competitive salary levels and other considerations, such as industry trends or internal fairness within the Company. The base salary is intended to be competitive with that of similar positions at organizations of comparable size and complexity to the Company, including competitors of the Company.

         Annual Cash Incentive Awards for Officers

         Annual cash incentive awards for the Company's executive officers are granted under the Company's 2003 Annual Incentive Award Plan (the "Plan"), which was approved by the stockholders of the Company at its 2003 Annual Meeting of Stockholders. The Plan was adopted to ensure the tax deductibility of the annual bonus that may be earned by executive officers of the Company. Section 162(m) of the U.S. Internal Revenue Code generally does not allow publicly-held companies to obtain tax deductions for compensation of more than $1,000,000 paid in any year to any of their five most highly paid executive officers unless the payments are made under qualifying "performance-based" compensation plans.

         Under the Plan, in the first quarter of a calendar year the Compensation Committee selects a performance goal for the year. For 2003, the Company selected the financial measure of earnings before interest, taxes and amortization, excluding the impact of charges for restructuring, discontinued operations, extraordinary items, other unusual or non-recurring items and cumulative effects of accounting changes ("Adjusted EBITA"). Each executive officer was awarded a percentage of Adjusted EBITA for the year, subject to the right of the Committee to lower, but not raise, the actual bonuses paid. In early 2004, the Committee elected to lower the 2003 bonuses to the amounts computed in accordance with the process described below.

         The Compensation Committee establishes a target incentive cash award amount for each officer of the Company, including executive officers. This amount, which is a percentage of base salary, is determined by the Committee based on the salary level and position of the officer within the Company. The amount actually awarded to an officer varies with the performance of the officer and the Company as a whole. Performance is evaluated by using financial measures of corporate performance and an evaluation of the officers' qualitative contributions to the achievement of the Company's business objectives and values as well as their achievement of individual objectives and leadership performance.

         For 2003, the financial measures established by the Compensation Committee for the officers of the Company, including executive officers, were growth in revenue (adjusted for the impact of acquisitions and divestitures, and for foreign currency changes) and earnings (adjusted for restructuring charges and certain other items of income or expense) before interest, taxes and amortization as a percentage of revenue. For each of these financial measures, the Company's actual performance is measured relative to the internal operating plan of the Company for the year; a range of performance (including the qualitative component) corresponds with a multiplier of 0 to 2. The weighting of the factors for 2003 was: 25% for revenue growth; 45% for growth in earnings as a percentage of revenue; and 30% for the qualitative component. After giving effect to the weighting, a composite final multiplier is applied to the target bonus amounts for all officers. The sum of these amounts for all officers is added together, and this bonus pool is then allocated by the Committee among the officers.

Long-Term Incentive Compensation

         The Compensation Committee believes that the inclusion of long-term incentive compensation, which consists of stock-based awards such as stock options and shares of restricted stock or restricted stock units, in the Company's compensation program accomplishes many objectives, including officer retention and the encouragement of stock ownership by the Company's executive officers and other key employees in order to align their financial interests with the long-term interests of the Company's stockholders and closely linking officer compensation to the Company's stock performance.

         In determining the appropriate award of stock compensation, the prevailing compensation practices of companies of comparable size and complexity to the Company, including competitors of the Company, for similar positions are considered.

         Generally, awards of stock options are reviewed annually but additional awards of stock options and/or restricted stock may be made periodically as deemed appropriate by the Compensation Committee to achieve the varying objectives of the compensation program. The Compensation Committee's November 2002 stock option awards to the Company's officers were intended to be made in lieu of annual awards of stock options to such officers in fiscal years 2003 and 2004 and vest in three equal installments commencing on the third anniversary of the grant date (assuming continued employment). This vesting schedule was selected as a long-term retention measure.

Stock Ownership Policy

         The Compensation Committee has established a stock holding policy for the chief executive officer of the Company that requires him to own a multiple of his compensation in shares of the Common Stock. The multiple is one times his annual base salary and target annual incentive compensation for the fiscal year in which he achieves compliance. The chief executive officer has three years from the date of his appointment to achieve this ownership level. For purposes of this policy, shares of restricted Common Stock and restricted Common Stock units are counted towards this target.

Policy on Deductibility of Compensation

         The Compensation Committee also considers the potential effect of
Section 162(m) of the Internal Revenue Code in designing its compensation program, but reserves the right to use its independent judgment to approve nondeductible compensation, while taking into account the financial effects such action may have on the Company. Section 162(m) limits the tax deduction available to public companies for annual compensation that is paid to the Company's named executive officers in excess of $1,000,000, unless the compensation qualified as "performance-based" or is otherwise exempt from
Section 162(m). The Company's equity compensation plans under which its executive officers may receive stock options and its 2003 Annual Incentive Award Plan under which the Company's executive officers may receive annual cash incentive awards qualify for the deduction.

2003 CEO Compensation

         The Company's employment agreement with Mr. Dekkers provides minimum requirements with respect to certain components of his compensation. For fiscal 2003, his employment agreement provided for an annual base salary of $800,000 and an annual incentive award target of $720,000 (90% of his salary). See "EXECUTIVE COMPENSATION - Employment Agreements". Mr. Dekkers' actual annual incentive award for fiscal 2003 was determined by the Compensation Committee based on the same factors and criteria described above for the other officers of the Company. In recognition of the collective effort of the officers of the Company in achieving the Company's objectives for fiscal 2003, the Compensation Committee used, with respect to four of the five current named executive officers, including Mr. Dekkers, the same percentage of their respective target bonus amounts to determine their actual bonus amounts.

                       Ms. Elaine S. Ullian (Chairperson)
                              Dr. John L. LaMattina
                              Mr. Peter J. Manning

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditors. The full text of the Audit Committee's charter is attached at Appendix A to this proxy statement and is available on the Company's website at www.thermo.com.

         As specified in the charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities of the Audit Committee set forth in its charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

         In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with management and the Company's independent auditors, PricewaterhouseCoopers LLP ("PwC").

         The Audit Committee has also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received from PwC the letter and written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with PwC the auditor's independence. The Audit Committee has considered whether the provision of tax and other non-audit services by PwC is compatible with maintaining the auditors' independence.

         Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee's charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC.


                         Mr. Peter J. Manning (Chairman)
                              Mr. Robert A. McCabe
                              Ms. Elaine S. Ullian

                          COMPARATIVE PERFORMANCE GRAPH

         The SEC requires that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year stockholder returns for the Common Stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has compared its performance with the Standard & Poor's 500 Index and the Standard & Poor's 500 Electronic Equipment & Instruments Index.

       Comparison of Total Return Among Thermo Electron Corporation (TMO),
                  the Standard & Poor's 500 Index (S&P 500) and
       the Standard & Poor's 500 Electronic Equipment & Instruments Index
                  (S&P 500 Electronic Equipment & Instruments)

                                     [GRAPH]


   -----------------------------------------------------------------------------------------------------------------------
                                        12/31/98      12/31/99      12/29/00      12/28/01     12/28/02       12/31/03
   -----------------------------------------------------------------------------------------------------------------------
   TMO                                    100           88.56        175.65        161.85       136.75         172.31
   -----------------------------------------------------------------------------------------------------------------------
   S&P 500                                100          121.04        110.02         98.87        75.78          98.01
   -----------------------------------------------------------------------------------------------------------------------
   S&P 500 Electronic Equipment &         100          206.68        171.23         88.68        41.62          71.88
   Instruments
   -----------------------------------------------------------------------------------------------------------------------


         The total return for the Common Stock, the Standard & Poor's 500 and the Standard & Poor's 500 Electronic Equipment & Instruments assumes the reinvestment of dividends. The Common Stock is traded on the NYSE under the ticker symbol "TMO". In August and November 2001, the Company spun off to its stockholders its Kadant Inc. and Viasys Healthcare Inc. subsidiaries, respectively. For purposes of the above table, the Kadant and Viasys shares distributed to the Company's stockholders are treated as nontaxable cash dividends that would have been reinvested in additional shares of the Common Stock in August and November 2001, respectively.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Change in Independent Public Accountants

         On June 21, 2002, the Audit Committee decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent accountants and engaged PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the audit of the Company's financial statements for the fiscal year ended December 28, 2002.

         Arthur Andersen's report on the Company's consolidated financial statement for fiscal year 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph concerning the adoption of Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements", and Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities". During fiscal year 2001 and through June 21, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statement for such year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During fiscal year 2001 and through June 21, 2002, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Independent Auditor Fees

         The following table presents the aggregate fees billed for professional services rendered by PwC for the fiscal years ended December 31, 2003 and December 28, 2002. Certain of the amounts for fiscal year 2002 have been reclassified to conform to the 2003 presentation:

                                        Fiscal 2003                  Fiscal 2002
                                        -----------                  -----------
Audit Fees                               $3,027,305                   $2,516,819
Audit-Related Fees                          119,400                       71,226
Tax Fees                                    506,066                      206,525
All Other Fees                                   --                           --

Total Fees                               $3,652,771                   $2,794,570

         Audit Fees

         Consists of fees billed for professional services rendered by PwC for the audit of the Company's annual consolidated financial statements and review of the Company's interim financial statements included in the Company's quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

         Audit-Related Fees

         Consists of fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees" above. These services include employee benefit plan audits, acquisition due diligence, and accounting consultations relating to divestitures and financial accounting and reporting matters.

         Tax Fees

         Consists of fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning. These services include professional services related to the Company's international legal entity restructuring and international and domestic tax planning.

         All Other Fees

         Consists of fees billed for all other services provided by PwC other than those reported above, of which there were none in fiscal years 2003 and 2002.

Audit Committee's Pre-Approval Policies and Procedures

         The Audit Committee's charter provides that the Audit Committee must pre-approve all audit services and non-audit services to be provided to the Company by its independent auditor as well as all audit services to be provided to the Company by other accounting firms. However, the charter permits de minimis non-audit services to be provided to the Company by its independent auditors to instead be approved in accordance with the listing standards of the NYSE and SEC rules and regulations. In addition, the charter provides that the Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals of permitted non-audit services that would otherwise be required to be pre-approved by the Audit Committee. Any pre-approvals granted under such delegation of authority must be presented to the Audit Committee at the next regularly scheduled meeting. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve up to an additional $100,000 of permitted non-audit services to be provided to the Company by its independent auditors per calendar year. During fiscal year 2003, all audit and non-audit services provided to the Company by PwC were pre-approved in accordance with the Audit Committee's pre-approval policies and procedures described above.



                                  -PROPOSAL 2-

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Audit Committee has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. During the 2003 fiscal year, PwC served as the Company's independent auditors. See "INDEPENDENT PUBLIC ACCOUNTANTS". Although the Company is not required to seek stockholder ratification of this selection, the Company has decided to provide its stockholders with the opportunity to do so. If this proposal is not approved by our stockholders at the 2004 Annual Meeting of Stockholders, the Audit Committee will reconsider the selection of PwC.

         Representatives of PwC are expected to be present at the 2004 Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the stockholders.

         The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2004.



                                  -PROPOSAL 3-

                              STOCKHOLDER PROPOSAL

         The Sheet Metal Workers' National Pension Fund, Edward F. Carlough Plaza, 601 North Fairfax Street, Suite 500, Alexandria, VA 22314, a holder of 4,900 shares of Common Stock, has submitted the following resolution for adoption at the 2004 Annual Meeting of Stockholders:

Performance and Time-Based Restricted Shares Proposal

         Resolved, that the shareholders of Thermo Electron ("Company") hereby request that the Board of Directors' Compensation Committee, in developing future senior executive equity compensation plans, utilize performance and time-based restricted share programs in lieu of stock options. Restricted shares issued by the Company should include the following features:

         (1) Operational Performance Measures - The restricted share program should utilize justifiable operational performance criteria combined with challenging performance benchmarks for each criteria utilized. The performance criteria and associated performance benchmarks selected by the Compensation Committee should be clearly disclosed to shareholders.

         (2) Time-Based Vesting - A time-based vesting requirement of at least three years should also be a feature of the restricted shares program. That is, in addition to the operational performance criteria, no restricted shares should vest in less than three years from the date of grant.

         (3) Dividend Limitation - No dividend or proxy voting rights should be granted or exercised prior to the vesting of the restricted shares.

         (4) Share Retention - In order to link shareholder and management interests, a retention feature should also be included; that is, all shares granted pursuant to the restricted share program should be retained by the senior executives for the duration of their tenure with the Company.

         The Board and Compensation Committee should implement this restricted share program in a manner that does not violate any existing employment agreement or equity compensation plan.

Supporting Statement of Stockholder

         As long-term shareholders of the Company, we support executive compensation policies and practices that provide challenging performance objectives and serve to motivate executives to achieve long-term corporate value creation goals. The Company's executive compensation program should include a long-term equity compensation component with clearly defined operational performance criteria and challenging performance benchmarks.

         We believe that performance and time-based restricted shares are a preferred mechanism for providing senior executives long-term equity compensation. We believe that stock option plans, as generally constituted, all too often provide extraordinary pay for ordinary performance. In our opinion, performance and time-based restricted shares provide a better means to tie the levels of equity compensation to meaningful financial performance beyond stock price performance and to condition equity compensation on performance above that of peer companies.

         Our proposal recognizes that the Compensation Committee is in the best position to determine the appropriate performance measures and benchmarks. It is requested that detailed disclosure of the criteria be made so that shareholders may assess whether, in their opinion, the equity compensation system provides challenging targets for senior executives to meet. In addition, the restricted share program prohibits the receipt of dividends and the exercise of voting rights until shares vest.

         We believe that a performance and time-based restricted share program with the features described above offers senior executives the opportunity to acquire significant levels of equity commensurate with their long-term contributions. We believe such a system best advances the long-term interests of our Company, its shareholders, employees and other important constituents. We urge shareholders to support this reform.

Thermo Electron Statement in Opposition to Stockholder Proposal

         The Company does not believe that this proposal would enhance stockholder value or otherwise be in the best interests of the Company or its stockholders.

         At Thermo Electron, the overall responsibility for executive compensation resides with a committee of our Board that is comprised exclusively of independent directors (the Compensation Committee). The responsibilities of our Compensation Committee and its activities during fiscal 2003 are described in the Committee Report on Executive Compensation contained in this proxy statement.

         The Committee believes that its existing executive compensation program encourages our executives to achieve results that are aimed at ensuring the Company's current and future success. To do so, the program includes both annual and long-term incentive compensation through a measured combination of cash, stock options and/or restricted stock awards. The Compensation Committee believes that stock options are a valuable component of its existing executive compensation program. Stock options having an exercise price equal to the fair market value of the stock on the date of grant (which has always been the Company's practice) are inherently performance-based because holders of such options only realize value from them when the Company's stock performance improves, which benefits all stockholders.

         The Compensation Committee has constructed an executive compensation program that is designed to attract and retain highly qualified executives and motivate those executives to achieve the business objectives of the Company--all ultimately to maximize stockholder value. In choosing the type of incentives to use for executives of the Company the Compensation Committee must consider a variety of factors, such as any goals the Board or management has established for the executives or the Company, tax and accounting consequences of various arrangements, and prevailing competitive practice. The rigid constraints recommended by the proposal would severely limit the Compensation Committee's flexibility to meet the varied objectives of the executive compensation program by eliminating its ability to grant stock options in any form to the Company's executives and diminishing the committee's ability to structure the terms of its restricted stock awards. As such, the Company believes that the proposal's recommendations would unduly impede the ability of the Compensation Committee to effectively perform its responsibilities.

         The Compensation Committee uses market surveys and analyses prepared by outside consulting firms retained by the committee to stay informed of developments in the design of compensation packages generally and to benchmark its executive compensation program against those of companies with whom we compete for executive talent to ensure our total executive compensation package is in line with current marketplace standards. Adoption of the proposal could render the Company unable to effectively compete for and retain highly qualified executives, which would place the Company at a disadvantage in relation to our competitors.

         The proposal's recommended requirement that executive officers be prohibited from disposing of any shares of restricted stock that have otherwise vested during their employment with the Company, even to pay tax obligations that occur upon vesting, could have a punitive effect on our executive officers and actually motivate executives to leave the Company prematurely. Loss of highly qualified executives would be detrimental to the Company and undermine the long-term interests of its stockholders.

         In sum, the Compensation Committee believes that its current executive compensation package appropriately aligns executive incentive compensation with the long-term interests of the Company's stockholders. The committee believes that the proposal would actually undermine those long-term interests by adversely affecting the Company's ability to attract and retain highly qualified executives. It is important for the Compensation Committee to retain its flexibility to construct an effective executive compensation program without the imposition of rigid constraints like the ones recommended by the proposal. For these reasons, the Board of Directors does not believe that this proposal would enhance stockholder value or otherwise be in the best interests of the Company or its stockholders and urges you to vote against it.

         The Board of Directors recommends a vote AGAINST the stockholder proposal. Proxies solicited by the Board of Directors will be voted AGAINST the proposal unless stockholders otherwise specify to the contrary on their proxy.


                                  OTHER ACTION

         Management is not aware at this time of any other matters that will be presented for action at the 2004 Annual Meeting of Stockholders. Should any such matters be properly presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be included in the proxy statement and proxy card relating to the 2005 Annual Meeting of the Stockholders of the Company and to be presented at such meeting must be received by the Company for inclusion in the proxy statement and proxy card no later than December 9, 2004. In addition, the Company's By-laws include an advance notice provision that requires stockholders desiring to bring proposals before an annual meeting (which proposals are not to be included in the Company's proxy statement and thus are submitted outside the processes of Rule 14a-8 under the Exchange Act) to do so in accordance with the terms of such advance notice provision. The advance notice provision requires that, among other things, stockholders give timely written notice to the Secretary of the Company regarding their proposals. To be timely, notices must be delivered to the Secretary at the principal executive offices of the Company not less than 60, nor more than 75, days prior to the first anniversary of the date on which the Company mailed its proxy materials for the preceding year's annual meeting of stockholders. Accordingly, a stockholder who intends to present a proposal at the 2005 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of such proposal to the Secretary no earlier than January 23, 2005 and no later than February 7, 2005. Proposals received at any other time will not be voted on at the meeting. If a stockholder makes a timely notification, the proxies that management solicits for the meeting may still exercise discretionary voting authority with respect to the stockholder's proposal under circumstances consistent with the proxy rules of the SEC.



                             SOLICITATION STATEMENT

         The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made primarily by mail, but regular employees of the Company may solicit proxies personally or by telephone, facsimile transmission or telegram. In addition, the Company has engaged D.F. King & Co., Inc. for an approximate fee of $11,000 plus reimbursement of out of pocket expenses in order to assist in the solicitation of proxies. Brokers, nominees, custodians and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of stock registered in their names, and the Company will reimburse such parties for their reasonable charges and expenses in connection therewith.

Waltham, Massachusetts
April 8, 2004

A-1
                                                                      APPENDIX A

                                               Effective as of November 20, 2003

                           THERMO ELECTRON CORPORATION
                             AUDIT COMMITTEE CHARTER


A.   PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

          o    the integrity of the Company's financial statements;

          o    the Company's compliance with legal and regulatory requirements;

          o    the independent auditor's qualifications and independence; and

          o the performance of the Company's internal audit function and independent auditors;

     and to prepare the audit committee report required by the Securities and Exchange Commission's ("SEC") proxy rules to be included in the Company's annual proxy statement.

B.   STRUCTURE AND MEMBERSHIP

     1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

     2. Independence. Except as otherwise permitted by the applicable rules of the New York Stock Exchange ("NYSE") and/or the SEC, each member of the Audit Committee shall be independent as defined by such rules.

     3. Financial Literacy. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

     4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

     5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board of Directors.

     6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual proxy statement), no member of the Audit Committee may serve on the audit committee of more than two other public companies. The

          Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.   AUTHORITY AND RESPONSIBILITIES

     General

     The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the
     Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

     Oversight of Independent Auditors

     1. Selection. The Audit Committee shall be directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor.

     2. Independence. At least annually, the Audit Committee shall assess the independent auditor's independence. In connection with this assessment, the Audit Committee shall obtain and review a report by the independent auditor describing all relationships between the
          independent  auditor  and  the  Company,   including  the  disclosures
          required by Independence Standards Board Standard No. 1. The Audit Committee shall engage in an active dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

     3. Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

          o    the firm's internal quality-control procedures;

          o any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     4. Compensation. The Audit Committee shall be directly responsible for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

     5. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable NYSE and SEC rules. To the extent permitted by applicable NYSE and SEC rules and consistent with the requirements of such rules, the Audit Committee may delegate to one or more members of the Audit Committee the authority to grant approvals of permitted non-audit services required to be approved by the Audit Committee under NYSE and SEC rules; provided, however, that any approvals granted under such delegation of authority shall be presented to the Audit Committee at the next regularly scheduled meeting thereof.

     6. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate:

          o receive and consider the reports required to be made by the independent auditor regarding:

               -    critical accounting policies and practices;

               - alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

               -    other   material   written    communications   between   the
                    independent auditor and Company management.

          o    review with the independent auditor:

               - any audit problems or difficulties the independent auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management;

               - any (i) significant matters regarding internal controls over financial reporting that have come to the independent auditor's attention during the conduct of its audit, review, or attest services and any special audit steps adopted in light thereof and (ii) major issues as to the adequacy of the Company's internal controls over financial reporting that have come to the Audit Committee's attention;

               - analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

               - the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

               - any accounting adjustments that were noted or proposed by the auditor but were "passed" as immaterial or otherwise.

     Audited Financial Statements

     7. Review and Discussion. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and

          Results of Operations," and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380) requires discussion.

     8. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

     9. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

     Review of Other Financial Disclosures

     10. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

     11. Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company's earnings press releases, as well as in financial information and earnings guidance provided to analysts and rating agencies.

     12. Quarterly Financial Statements. The Audit Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     Controls and Procedures

     13. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal controls over financial reporting, the Company's disclosure controls and procedures and the Company's code of business conduct and ethics. The Audit Committee shall receive and review the reports of the CEO and CFO required by
          Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

     14. Internal Audit Function. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal audit function, including its performance. The Audit Committee shall (i) discuss with the independent auditor and management the internal audit function's responsibilities, budget and staffing and any recommended changes in the planned internal audits; and (ii) discuss with management (including the Company's internal auditor) management's assessments of the Company's system of internal controls.

     15. Risk Management. The Audit Committee shall discuss with management (including the Company's internal auditor) the Company's policies with respect to risk assessment and risk management, including insurance, and other guidelines and policies to govern the process by which the Company's exposure to risk is handled. The Audit Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     16.  Hiring  Policies.   The  Audit  Committee  shall  establish   policies
          regarding the hiring of employees or former employees of the Company's independent auditors.

     17. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     18. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.   PROCEDURES AND ADMINISTRATION

     1.   Meetings.  The  Audit  Committee  shall  meet  as  often  as it  deems
          necessary  in  order  to  perform  its  responsibilities.   The  Audit
          Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with:
          (i) the independent auditor; (ii) Company management and (iii) the Company's internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

     2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

     3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

     4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     5. Written Affirmation to NYSE. On an annual basis, no later than one month after the Annual Meeting of Stockholders, and after each change in the composition of the Audit Committee, the Audit Committee shall direct the Company to prepare and provide to the NYSE such written confirmations regarding the membership and operation of the Audit Committee as the NYSE rules require.

     6. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

     7. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

     8. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     9. Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

                                  FORM OF PROXY

                           THERMO ELECTRON CORPORATION

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 18, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Marijn E. Dekkers, Jim P. Manzi, and Theo Melas-Kyriazi, and each of them, proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Thermo Electron Corporation held of record by the undersigned on March 26, 2004, at the Annual Meeting of the Stockholders to be held at the Inter-Continental Inc., The Barclay New York, 111 East 48th Street, New York, New York, on Tuesday, May 18, 2004, at 2:00 p.m., and at any adjournments thereof, as set forth on the reverse side hereof, and in their discretion upon any other business that may properly come before the meeting.

         The Proxy will be voted as specified, or if no choice is specified, "FOR" the election of all nominees for director, "FOR" proposal 2, "AGAINST" proposal 3, if presented at the meeting, and as said proxies deem advisable on such other matters as may properly come before the meeting.

                          VOTE BY INTERNET OR TELEPHONE
                                 (Instructions)

--------------------------------------------------------------------------------
     Internet                                               Telephone
https:// www.voteproxy.com                               1-888-PROXIES

--------------------------------------------------------------------------------
- Go to the website address listed above.        - Use any touch-tone telephone.
--------------------------------------------------------------------------------
- Have your proxy card ready.                    - Have your proxy card ready.
--------------------------------------------------------------------------------
- Follow the instructions that appear on your    - Follow the recorded
      computer screen.                                 instructions.
--------------------------------------------------------------------------------
                                           -------------------------------------
                                                 Your Internet or telephone vote
                                                 authorizes the named proxies to
                                                 vote your shares in the same
                                                 manner as if you marked, signed
                                                 and returned your proxy card.
                                                 You need not mail back your
                                                 proxy card if you have voted by
                                                 Internet or telephone.

                                                      1-888-PROXIES
                                                    CALL TOLL-FREE TO VOTE
                                                      www.voteproxy.com
                                           -------------------------------------

INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK UNTIL 5:00 P.M. NEW YORK TIME ON MAY 17, 2004

            (IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

Please mark your votes as shown here: [   x   ]

            The Board of Directors recommends a vote "FOR ALL NOMINEES".

1. Election of Directors.

         Nominees:         (   )    (01) Marijn E. Dekkers
                           (   )    (02) Robert A. McCabe
                           (   )    (03) Robert W. O'Leary

         FOR ALL NOMINEES                               [        ]

         WITHHELD FROM ALL NOMINEES                     [        ]

         FOR ALL EXCEPT (See instructions below)        [        ]

         INSTRUCTIONS:         To withhold authority for an individual
                               nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold authority for.


            The Board of Directors recommends a vote "FOR" Proposal 2.

2. Ratification of Selection of Independent Auditors.

         FOR               [        ]

         AGAINST           [        ]

         ABSTAIN           [        ]



            The Board of Directors recommends a vote "AGAINST" Proposal 3.

3. Stockholder Proposal regarding Performance and Time-Based Restricted Stock.

         FOR               [        ]

         AGAINST           [        ]

         ABSTAIN           [        ]



4. In their discretion on such other matters as may properly come before the meeting.

   The shares represented by this Proxy will be voted "FOR" Proposals 1 and 2 set forth above and "AGAINST" Proposal 3 set forth above if no instruction to the contrary is indicated or if no instruction is given.

   Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.

   PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE(S)_______________________________________   DATE_________________


(This proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)